Leases - Summary of Maturity of Operating Lease Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2024	¥ 719,243	$ 101,304
2025	363,603	51,212
2026	167,135	23,540
2027	50,222	7,074
2028	24,788	3,491
Thereafter	12,299	1,732
Total future lease payments	1,337,290	188,353
Less: imputed interest	(115,722)	(16,298)
Total operating lease liabilities	¥ 1,221,568	$ 172,055	¥ 1,371,496